UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): May 22, 2003
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                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)

       Florida                     0-13358                   59-2273542
       -------                     -------                   ----------
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                         Identification No.)


   217 North Monroe Street, Tallahassee, Florida    	        32301
   ---------------------------------------------            -----
     (Address of principal executive office)              (Zip Code)


   Registrant's telephone number, including area code: (850) 671-0300
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                        CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT

Item 5.  Other Events

On May 22, 2003, the Board of Directors for Capital City Bank Group, Inc. (the "Company") declared a 5-for-4 stock split effected in the form of a 25% common stock dividend payable to the holders of record as of the close of business on June 2, 2003. The Board of Directors also declared a cash dividend of $.17 per share of common stock payable to the holders of record as of the close of business on June 13, 2003. A copy of the press release announcing the stock split and the cash dividend is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit 99.1  Capital City Bank Group, Inc.'s Press Release, dated May 22, 2003


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAPITAL CITY BANK GROUP, INC.


Date: May 22, 2003                       By: /s/ J. Kimbrough Davis
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                                             J. Kimbrough Davis,
                                             Executive Vice President and
                                             Chief Financial Officer

                       CAPITAL CITY BANK GROUP, INC.

                        Current Report on Form 8-K

                               Exhibit Index

Exhibit No.   Description
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   99.1       Press release issued by Capital City Bank Group, Inc. on
              May 22, 2003